Debt	6 Months Ended
Jun. 30, 2023
Debt Disclosure [Abstract]
Debt	Debt
The table below sets our external debt agreements as at June 30, 2023 and December 31, 2022:

(In $ millions)	As at June 30, 2023	As at December 31, 2022
Secured debt:
Term loan facility	175	175
Second lien facility	115	271
Total secured debt	290	446
Unsecured bond:
Unsecured senior convertible bond	50	50
Total unsecured bond	50	50
Total principal debt	340	496
Exit fee
Term loan facility	9	9
Second lien facility	6	13
Total debt	355	518
Debt was presented in our Consolidated Balance Sheets as:

(In $ millions)	As at June 30, 2023	As at December 31, 2022
Debt due within one year	10	22
Long-term debt	345	496
Total debt	355	518
Term Loan and Revolving Credit Facility
On emergence, we entered into a $300 million super senior secured credit facility with a syndicate of lenders secured on a first lien basis. The facility has a maturity of December 15, 2026 and consists of a $175 million term loan facility and a $125 million revolving credit facility ("RCF"), which was not drawn down as at June 30, 2023 (nor has it been drawn to date). The term loan facility and RCF, if drawn, bear interest at a margin of 7% per annum plus the secured overnight financial rate facility ("SOFR") (and any applicable credit adjustment spread). A commitment fee of 2.8% per annum is payable in respect of any undrawn portion of the RCF commitment. The facility includes an undrawn, uncommitted basket in amount of $50 million for incremental facilities pari passu with the facility for specified purposes. There is a 3% exit fee payable on principal repayments under the super senior credit facility; in addition, there is a make-whole premium payable if the facility is repaid within the first three years. We have recognized exit fees of $9 million in respect to the facility as at June 30, 2023. On July 27, 2023, we repaid this facility in full with a portion of the net proceeds from the offering of the Notes (as defined below).
Second Lien Facility
On emergence, we entered into a senior secured credit facility with a syndicate of lenders to partially reinstate the existing facilities in an aggregate amount of $683 million, secured on a second lien basis. The facility bears interest at a total margin of 12.5% per annum plus SOFR (and any applicable credit adjustment spread), and has a maturity of June, 15 2027. The above-mentioned margin is comprised of 5% cash interest; and 7.5% pay-if-you-can ("PIYC") interest, whereby, under certain liquidity conditions set out in the facility agreement, Seadrill is either required to pay the interest in cash or capitalize the interest to the principal outstanding. The PIYC interest compounds to the loan quarterly. There is a 5% exit fee required on this facility. As at June 30, 2023, we have recognized exit fees of $6 million in respect to the facility. On July 27, 2023, we repaid this facility in full with a portion of the net proceeds from the offering of the Notes (as defined below).
A mandatory payment of debt principal of $192 million and exit fee of $10 million was made against the second lien facility in October 2022. A voluntary prepayment of debt principal of $250 million and exit fee of $13 million was made against the second lien facility in November 2022. A voluntary prepayment of debt principal of $110 million and exit fee of $6 million was made in February 2023 with a further voluntary prepayment of debt principal of $40 million and exit fee of $2 million made in March 2023, alongside amortization payments in March and June 2023 as scheduled.
Unsecured convertible notes
On emergence, as part of the Reorganization, we issued a $50 million unsecured convertible bond to Hemen Holdings Ltd. Our unsecured senior convertible bond has a maturity of August 2028 and bears interest, payable quarterly in cash, at three-month US LIBOR plus 6% on the aggregate principal amount of $50 million. The bond is convertible (in full and not in part) into Shares at a conversion rate of 52.6316 Shares per $1,000 principal amount of the bond, subject to certain adjustments set forth in the Note Purchase Agreement relating to the convertible bond. If not converted, a bullet repayment will become due on the maturity date.
Covenants contained in the Company's debt facilities
Seadrill is subject to certain financial covenants (such as minimum liquidity and leverage ratios) and certain non-financial covenants under our financing agreements. These non-financial covenants include, but are not limited to, liens on all our drilling units (such as insurance obligations and drilling unit valuations), certain restrictions on additional indebtedness and investments or acquisitions, and certain restrictions on the payment of dividends. Our debt facilities include cross-default provisions, whereby, in certain circumstances, a default under one given facility might result in defaults under other facilities.
Debt maturities
The outstanding debt as at June 30, 2023 (Successor) was repayable as follows, for the years ending December 31:

(In $ millions)	Term Loan	Second Lien	Convertible Note	Total repayments
2023	—	4	—	4
2024	—	10	—	10
2025	—	10	—	10
2026	184	10	—	194
2027	—	87	—	87
2028 and thereafter	—	—	50	50
Total debt principal and exit fee payments	184	121	50	355
Debt refinancing
In July 2023 Seadrill issued $500 million in aggregate principal amount of 8.375% Senior Secured Second Lien Notes due 2030 (the “Notes”). Subsequently, in August 2023, Seadrill issued an additional $75 million in aggregate principal amount of 8.375% Senior Secured Second Lien Notes due 2030 (the “Incremental Notes”), maturing on August 1, 2030.
The net proceeds from the issuance of the Notes were used to: (i) prepay in full the outstanding amounts under our existing secured debt facilities and (ii) pay fees associated with exiting such secured debt facilities. A total of $187 million was paid to satisfy the first lien facility, including principal, interest, and exit fees, along with an additional make-whole payment of $10 million. The second lien facility was completely repaid with a total payment of $123 million, which covered principal, interest, and exit fees. The remainder of the net proceeds from will be used for general corporate purposes.
Please refer to Note 30 – Subsequent events for further details on this refinancing.